EXHIBIT 10.1


            AMENDMENT TO SEVERANCE AND CHANGE OF CONTROL AGREEMENT

            This Amendment to the Severance Agreement (this "Amendment"), effective as of October 1, is entered into by and between Packaging Dynamics Corporation (the "Company") and Frank V. Tannura (the "Executive").

            WHEREAS, the Company and the Executive are parties to that certain Severance and Change of Control Agreement, dated as of January 23, 2003 (the "Severance Agreement");

            WHEREAS, the board of directors of the Company has appointed the Executive as Chief Executive Officer of the Company, effective as of September 14, 2004 (the "Appointment"), and the Executive has consented to the Appointment; and

            WHEREAS, the Company and the Executive wish to amend the Severance Agreement in connection with the Appointment.

            NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       Amendments to the Severance Agreement.

         (a) The first sentence of Section 1 is hereby amended by deleting the words "Chairman of the Company" and replacing them with the words "Chairman and Chief Executive Officer of the Company."

         (b) Section 2(b)(ii)(B) is hereby amended by deleting the words "two (2 times" and replacing them with the words "three (3) times."

2. Governing Law. This Amendment shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Illinois.

3. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall be effective as of September 14, 2004 when each party hereto shall have received a counterpart hereof signed by the other party hereto.



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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of this 1st day of October, 2004.



                                            PACKAGING DYNAMICS CORPORATION



                                            By: /s/ Patrick T. Chambliss
                                                --------------------------------
                                            Name:    Patrick T. Chambliss
                                            Title:   Vice President and Chief
                                                     Financial Officer


                                            By: /s/ Frank V. Tannura
                                                --------------------------------
                                                FRANK V. TANNURA, individually